Rule 497(d)

                                   FT 7834
  Automated Quantitative Analysis (AQA(R)) Portfolio, Series 18 (the "Trust")

                         Supplement to the Prospectus


      Notwithstanding anything to the contrary in the Prospectus, investors who purchased Class A shares of the First Trust AQA(R) Equity Fund (the "Fund") on or after March 15, 2018 can use redemption proceeds from such purchases to purchase Units of the Trust at the Public Offering Price less the applicable dealer concession, subject to the policies of the related selling firm.

March 18, 2019